Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 102,604,182	$ 84,583,889
Receivables:
Company contribution receivable	3,034,249	2,951,101
Notes receivable from participants	2,012,053	1,741,939
Total receivables	5,046,302	4,693,040
Total assets	107,650,484	89,276,929
Liabilities:
Total liabilities	0	0
Net assets available for benefits	$ 107,650,484	$ 89,276,929